Exhibit 99.1

                                 LEASE AGREEMENT

                                 by and between

                             RCBC REALTY CORPORATION

                                     - and -

                    ACCESS WORLDWIDE (AWWC) PHILIPPINES INC.

                                      2006

                            Makati City, Philippines

                                  Confidential

                                 LEASE AGREEMENT

This Lease Agreement is executed on this ____ day of November, 2006 in Makati City, Philippines, by and between:

         RCBC REALTY CORPORATION, a corporation duly organized and existing under and by virtue of the laws of the Republic of the Philippines, with office address at 3rd Flr., GREPALIFE Building, 219 Sen. Gil J. Puyat Avenue, Makati City (hereinafter referred to as the "LESSOR");

                                     - and -

         ACCESS WORLDWIDE (AWWC) PHILIPPINES INC.. a corporation duly authorized and existing under and by virtue of the laws of the Republic of the Philippines, with office address at 18th Floor Yuchengco Tower RCBC Plaza, 6819 Ayala Avenue, Makati City (hereinafter referred to as "LESSEE");

                                WITNESSETH THAT:

         WHEREAS, the LESSOR is the owner in fee simple of office units in the building known as the RCBC Plaza ("RCBC Plaza") located at Ayala Ave. cor. Sen. Gil Puyat Ave., Makati City covered by Transfer Certificate of Title ("TCT") No. 210183 of the Registry of Deeds of Makati City.

         WHEREAS, the LESSEE offered to lease from the LESSOR the premises, shown and outlined on the floor plans attached hereto as Annex "A" (hereinafter referred to as the "Leased Premises") and the LESSOR accepted the said offer.

         NOW, THEREFORE, the parties have agreed as follows:

                                    SECTION 1
                               THE LEASED PREMISES

1.1      Description of the Premises

         The LESSOR hereby lease unto the LESSEE the Leased Premises containing an area of 1,637.98 square meters (sq. m.) and situated at the 15th Floor of Yuchengco Tower as indicated in Annex "A" hereof.

         The LESSOR also guarantees to Lessee the right to lease up to 16 reserved parking spaces within RCBC Plaza for the term of the Agreement.

1.2      Appurtenant Rights to the Leased Premises

         The Leased Premises shall include the appurtenant right to use, in common with other owners/occupants of the Yuchengco Tower, lobbies, entrances, stairs, corridors, elevators, other Building Common Areas of the Yuchengco Tower the applicable Limited Common Areas and the General Common Areas. All the windows and outside walls of the Leased Premises, and any space in the Leased Premises used for shafts, pipes, conduits, ducts, telephone ducts and equipment, electric or other utilities, sinks or other facilities in the RCBC Plaza, and the use thereof and access thereto through the Leased Premises for the purpose of operation, maintenance, inspection, display and repairs are hereby reserved to the LESSOR.

1.3      Delivery of the Leased Premises

         The LESSOR shall deliver to the LESSEE physical possession of the Leased Premises on December 15, 2006 (the "Turn-Over Date") to allow the LESSEE to begin the construction of the improvements thereto in accordance with the terms of the Fit-Out Guide for Office, a copy of which is attached hereto as Annex "B", the terms and conditions of which are incorporated herein by reference.

         The LESSOR shall provide a fully integrated false ceiling system to the LESSOR'S specific design incorporating a fire sprinkler system, air-conditioning ducting, 20 Variable Air Volume (VRV) units and lighting fixtures.

         Other than as set forth in this Agreement, The LESSOR delivers and the LESSEE accepts the Leased Premises in their current condition. The LESSOR has no obligation whatsoever to make any other alteration, repair or improvement of any kind to the Leased Premises in order to prepare the same for the LESSEE's occupancy.

         The Construction Period shall be that period from December 15, 2006 until February 28, 2007. During this period, no rent is payable, however the LESSEE shall pay association dues at the rate of Php195.00 per sq.m.

1.4      Use of the Leased Premises

         The LESSEE shall use the Leased Premises exclusively as an office for the conduct of its lawful business as a marketing and communication center. The LESSEE shall use the Leased Premises strictly in accordance with (i) applicable law and regulations, (ii) the Master Deed with Declaration of Restrictions of the RCBC Plaza (the "Master Deed") attached hereto as Annex "C", and (iii) the House Rules and Regulations (the "House Rules") imposed by the LESSOR (the current House Rules of which is attached hereto as Annex "D") and such other rules as may be issued by the LESSOR from time to time for the safety and order of the RCBC Plaza and the comfort of the occupants thereof.

1.5      Improvements and Alterations

         The LESSEE may introduce additions, alterations or improvements, whether movable or immovable, within the Leased Premises upon the prior written consent of the LESSOR and provided that such additions, alterations or improvements will not compromise the system integrity, structural safety, and architectural, technical and aesthetic standard of the RCBC Plaza and provided further that works shall be performed only by contractors approved by or acceptable to the LESSOR.

         All permanent additions, alterations and improvements made on the Leased Premises by the LESSEE shall become the LESSOR's property upon the termination of this Lease Agreement and the LESSEE shall not be reimbursed for the value thereof. However, the LESSOR may demand at LESSEE's expense, the removal of the said additions or improvements in whole or in part and the restoration of the Leased Premises to the condition in which they were delivered to the LESSEE at Turn-over Date, normal wear and tear excepted.

                                    SECTION 2
                                      TERM

The term of this Lease (the "Term") shall be for a period of three (3) years and shall commence on March 01, 2007 and expire on February 28, 2010 unless sooner terminated as herein provided.

Lessee shall have the right to renew the lease for another 3-year term by serving six (6) months written notice of its intention to renew prior to lease expiry. Except for the rental rate, all of the terms and conditions of the lease agreement shall be in full force and effect during each renewal term.

The basis for determining the renewal rental rate shall be renewals that have transpired in RCBC Plaza within the past six (6) months. Consideration shall be given to the terms of renewal of these transactions such as the amount of space occupied, and other aspects which make a tenant comparable to Lessee.

                                    SECTION 3
                       FINANCIAL OBLIGATIONS OF THE LESSEE

3.1      Rent

         (a) The LESSEE shall pay to the LESSOR a monthly rent Pesos One Million Three Hundred Ten Thousand Three Hundred Eighty Four only (Php1,310,384.00) (the "Rent") in accordance with the schedule set forth below payable quarterly in advance within the first five (5) days of each quarter at the office address of the LESSOR indicated below. The Rent shall be inclusive of the creditable withholding tax, but exclusive of the Expanded Value Added Tax ("EVAT") and such other taxes as may now or hereafter be imposed on the Rent, and subject to a 5% escalation for every year of term.

                                                              MONTHLY RENTAL
                                LEASE YEAR                        (PHP)
                  ---------------------------------------     --------------
                  1 - (March 1, 2007 to February 28, 2008)     1,310,384.00
                  2 - (March 1, 2008 to February 28, 2009)     1,375,903.20
                  3 - (March 1, 2009 to February 28, 2010)     1,444,698.36

                  Upon the execution of this Lease Agreement, LESSEE shall pay three months advance rental in the amount of Philippine Pesos Three Million Nine Hundred Thirty One Thousand One Hundred Fifty Two only (PhP 3,931,152.00) which shall be applied to the first three months of the Lease Term following the Construction Period.

         (b) Payment by the LESSEE shall be binding on the LESSOR only if evidenced by an official receipt issued by the LESSOR's Accounting Department. Payment by check shall have the effect of payment only when such check is actually encashed by the LESSOR, without unreasonable delay.

         (c) In case of an extraordinary inflation or deflation of the Philippine Peso during the Term of this Lease Agreement, the LESSOR or The LESSEE shall have the option to adjust the current and future Rents accordingly. The LESSOR and the LESSEE agree that extraordinary inflation or deflation shall be deemed to have occurred if the average exchange rate (the "Average Exchange Rate") of the Philippine Peso to the United States (US) Dollar for any consecutive 12-month period during the Term increases or decreases by more than 25%. The Average Exchange Rate shall be determined by computing on the last banking day of every month in any twelve-consecutive-month period the average of the Philippine Peso/US Dollar reference rate published by the Bangko Sentral ng Pilipinas for all the banking days of that particular month.

         (d) The LESSOR or the LESSEE may exercise this option by giving written notice to the other of the occurrence of the inflation or deflation and the applicable adjusted Rent for the succeeding calendar month. Failure of either party to promptly reject the Rent adjustment in writing within [3 calendar] days from receipt of the Adjustment Notice shall be construed as acceptance thereof and the Lessee shall be unconditionally bound to pay and the Lessor bound to accept the adjusted Rent on the succeeding calendar month. In case of disagreement as to the Rent adjustment, the LESSOR and the LESSEE shall negotiate in good faith within [15 calendar] days from receipt of the Adjustment Notice. If no resolution is reached by the parties at the expiry of such [15 calendar] days, either party may terminate this Lease Agreement effective upon fifteen [15 ] days from the date of written notice of termination to the other party. In the event the LESSEE terminates this Lease Agreement pursuant to this Section the LESSEE shall pay the LESSOR a pre-termination penalty [of forfeiture in favor of the LESSOR in an amount equal to 6 months.

         (e) In the event that the real property tax on the land upon which the RCBC Plaza is constructed shall be increased at any time during the Term or there shall be levied any new or additional assessment or charge on the Leased Premises, the LESSOR shall be entitled to adjust the current and future Rents accordingly, commencing on the date the real property tax, assessment or charge is increased or imposed by giving written notice to the LESSEE of the increase of the real property tax or the imposition of new or additional assessments or charges. The adjusted Rent or any arrears shall be payable on the immediately succeeding calendar month.

3.2      Security Deposit

         Upon the signing of this Lease Agreement, LESSEE shall deposit with the LESSOR a security deposit in an amount equivalent to three (3) months Rent and Association Dues in the aggregate sum of Philippine Pesos Four Million Eight Hundred Eighty Nine Thousand Three Hundred Seventy and 30/100 (PhP4,889,370.30) for the proper and faithful performance by the LESSEE of its obligations hereunder, as well as for any damage suffered by the Leased Premises and shall not in any case relieve the LESSEE from payment of Rent. At its option, LESSOR may apply the Security Deposit or a part thereof to cure any default of the LESSEE. The Security Deposit shall be adjusted accordingly upon each increase in the Rent and/or the Condominium Dues or upon demand by the LESSOR after application of part of the Security Deposit to cure any Default. The Security Deposit or any remaining portion thereof shall be returned to the LESSEE, without interest, within two (2) months after the expiration of the Term, provided, the LESSEE has fully performed its obligations hereunder.

3.3      Construction Bond

         Prior to any initial construction or renovation of the Leased Premises, the LESSEE shall submit to the LESSOR a cash construction bond equivalent to one (1) month Rent in effect at the time construction is to be undertaken by the LESSEE. The bond shall stand as security for the repair or reconstruction of any damage caused to the RCBC Plaza or any property of the LESSOR or of any tenant or occupant of the RCBC Plaza arising out of or in connection with the fault or negligence of the LESSEE, its contractors, suppliers or workers undertaking such construction or renovation or violation by the LESSEE of the Fit-Out Guidelines, the House Rules and all other requirements prescribed by the LESSOR. This shall be returned to the LESSEE without interest after the completion of construction or renovation work, less any construction related charges due to the LESSOR.

3.4      Condominium Dues

         The LESSEE shall pay the Condominium Dues of Php195.00 per sq. m. on the Leased Premises within the first five (5) days of each calendar month. Condominium Dues are subject to review and adjustment by the LESSOR based on the actual amount of expenses incurred by the LESSOR.

         The term "Condominium Dues" shall mean all charges allocable to the repair, ownership, management, maintenance, replacement, restoration or operation of the General Common Areas, Yuchengco Tower Building Common Areas and the Limited Common Areas (as these terms are defined in the Master Deed) or any part thereof intended to be devoted for the common benefit of occupants of the Yuchengco Tower in general and the Leased Premises in particular (including the expenses, costs and disbursements of every kind and nature) which the LESSOR shall pay and/or become obligated to pay, including but not limited to, the following:

         (a) Electrical charges for the operation of the air-conditioning during the standard operating hours and costs of water, sewage, common area electricity, common area air conditioning and other utilities and Building Systems furnished in connection with the operation of the Yuchengco Tower;

         (b) Wages and salaries of all employees engaged in the operation and maintenance of the RCBC Plaza or any part thereof, including, but not limited to, taxes, insurance and benefits relating thereto, to the extent such wages and salaries relate to the employees' involvement in the operation or maintenance of the Yuchengco Tower or any part thereof;

         (c) All supplies and materials used in the operation and maintenance of the Yuchengco Tower or any part thereof;

         (d) Cost of all service agreements and maintenance for the Yuchengco Tower or any part thereof and the equipment therein, including, but not limited to, trash removal, security services, alarm services, window cleaning, janitorial services, conditioned air maintenance, elevator maintenance, pest control and grounds maintenance;

         (e) Cost of all insurance relating to the Yuchengco Tower or any part thereof including, but not limited to, the cost of casualty and liability insurance applicable to the RCBC Plaza and the LESSOR's personal property used in connection therewith;

         (f) All taxes, assessments, and governmental charges, whether local, city or national for the Yuchengco Tower or any part thereof or by others, subsequently created (excepting the EVAT)

         (g) Cost of repairs and general maintenance of the interior and exterior of the Yuchengco Tower or any part thereof, including, but not limited to, glass breakage and landscaping;

         (h) Any management fee for the general operation and management of the Yuchengco Tower or any part thereof; and

         (i)      Any amortization cost due to any capital expenditures incurred
                  (i) which have the effect of reducing or limiting Operating Costs of the Yuchengco Tower or any part thereof, if such reduction of limitation inures to the LESSEE's benefit (but only to the extent and in the amount that such Operating Costs of the (Yuchengco Tower/Tower 2/Podium Areas) are reduced);
                  (ii) which may be required by governmental authority or by the LESSOR's insurance carrier; or (iii) which are designed to protect or enhance the health, safety, or welfare of the LESSEE in the (Yuchengco Tower/Tower 2/Podium Areas) or their invitees.

         For the avoidance of doubt, the following are excluded from Condominium
         Dues:

                  (a)      Depreciation;

                  (b) Principal, interest, and other costs directly related to the financing of the construction of the RCBC Plaza;

                  (c) Wages and salaries of any supervisory or management employee of the LESSOR not involved in the day-to-day operation and maintenance of the Yuchengco Tower; and

                  (d) Costs, fines or penalties incurred by the LESSOR due to the violation by the LESSOR of (i) any governmental rule or regulation or (ii) the terms and conditions of any agreement for the lease of space in the RCBC Plaza.

3.5      Taxes

         Any EVAT which are due on the Rent as well as other taxes which may be imposed thereon, shall be for the account of the LESSEE and shall be paid directly to the Bureau of Internal Revenue ("BIR") for and in behalf of, and in the name of, the LESSOR. The LESSEE agrees to provide the LESSOR proof of payment to the BIR of the applicable EVAT and other taxes no later than the tenth (10th) day of each month.

         The creditable withholding tax on rental payments for the lease of real property in the amount imposed under pertinent tax laws and regulations shall be withheld by the LESSEE by deducting the amount of such tax from the Rent. The LESSEE shall remit on due date the taxes so withheld directly to the BIR. Such taxes withheld and remitted shall be credited in favor of the LESSOR in the appropriate tax return. Within three (3) business days from such remittance, LESSEE shall issue to the LESSOR a certificate of withholding taxes remitted.

3.6      Utilities

         The LESSEE shall pay consumption of electricity and water to the LESSOR's Property Management Office and for telephone usage directly to the concerned utility authority. The LESSEE agrees to install sub-meters for electricity, water, chilled water and other utilities in the Leased Premises which shall be registered in the name of and shall be the property of the LESSOR.

3.7      Gross Up of Payments by the LESSEE

         All payments by the LESSEE to the LESSOR, unless otherwise provided in this Lease Agreement, shall be free and clear of and without deduction for or on account of any tax. Should the LESSEE be required to make such a deduction for, or withholding of, tax imposed, levied or assessed by or otherwise payable to the Republic of the Philippines, payment by the LESSEE to the LESSOR shall be increased to the extent necessary to ensure that the LESSOR receives a sum net of any deduction or withholding equal to the sum it would have received had no such deduction or withholding been made or required to be made.

3.8      Penalty Interest for Delay in Payment

         All monetary obligations of the LESSEE under this Lease Agreement that not paid on due date shall bear a penalty of four percent (4%) for every month of delay or a fraction thereof computed from due date until the date of full payment thereof.

                                    SECTION 4
                      RIGHTS AND OBLIGATIONS OF THE PARTIES

4.1      Use and Care of the Leased Premises

         (a) The LESSEE shall use the Leased Premises only for office and related purposes and not for any other purpose.

         (b) The LESSEE shall maintain the Leased Premises in accordance with the standards and requirements of a first class office condominium, and shall keep the same in first class, good, clean and tenantable condition at all times and shall promptly and properly repair any damage in the Leased Premises. The LESSEE shall promptly inform the LESSOR of any damage, defect or similar condition (for whatever cause) in the Leased Premises. In the event the LESSEE fails to undertake the maintenance and repair works as stipulated herein, the LESSOR may opt to perform the works and charge the cost thereof to the LESSEE. Repair and maintenance works shall be done for the LESSEE's own account only upon the prior written consent of the LESSOR using only contractors approved by or acceptable to LESSOR.

         (c) The LESSEE shall not bring into the Leased Premises any firearms, deadly weapons, gasoline, explosives, inflammable materials, refrigerators, stoves, and cooking paraphernalia or equipment but LESSOR may allow microwave and refrigerator.

         (d) The LESSEE shall not, without the LESSOR's prior written consent, hang, fix or erect shades, awnings, blinds or window guards of any description, shelters or coverings, wire or aerial wiring, supports, iron brackets and any other thing on any part of the Leased Premises.

         (e) The LESSEE shall be solely responsible at all times for its acts and omissions and those of its employees, agents, and any other person(s) gaining access to the Leased Premises and/or the RCBC Plaza on account of the LESSEE. Any loss, damage or injury to the Leased Premises or any of its contents or any injury to person therein due to theft and robbery or caused by the fault or negligence of the LESSEE, its employees and agents, or other persons gaining access to the Leased Premises and/or the RCBC Plaza on account of the LESSEE, shall be the responsibility and for the sole account of the LESSEE.

4.2      Inspections

         The LESSOR, its agents or employees shall, upon 48-hour prior written notice, have the right to enter the Leased Premises at reasonable hours to examine the Leased Premises, make repairs that the LESSEE may neglect or refuse to make in accordance herewith, and make or install such alterations, improvements and repairs therein as the LESSOR may deem reasonably necessary or desirable. In case of emergency repair/maintenance works, the LESSOR, its agents or employees shall have the right to enter the Leased Premises anytime.

         Within six (6) months prior to the expiration of the Term or any intended date of termination, the LESSOR may show the Leased Premises to prospective lessees at reasonable hours upon 48-hour prior written notice to the LESSEE. During the last three (3) months of the Term, the LESSOR may at any time, with notice to the LESSEE, enter, alter, improve, repair, renovate or redecorate the Leased Premises, provided, that the LESSEE shall have vacated the Leased Premises and removed all or substantially all its property. Any of such acts by the LESSOR shall not relieve the LESSEE of any of its obligations under this Lease Agreement nor shall the LESSOR incur any liability to the LESSEE for such acts.

4.3      Compliance with Laws and Ordinances

         The LESSEE shall strictly comply with all laws, ordinances and regulations relative to the occupancy and use of the Leased Premises. Any penalties that may be imposed for violation thereof shall be for the account of the LESSEE.

4.4      Insurance

         The LESSEE shall provide and maintain, at its sole expense and at all times during the Term, the following insurances:

         (a) during the period of construction of the improvements and any renovation, furnishing and equipping of the Leased Premises, general liability and all-risk property damage insurance fully protecting the LESSEE and the LESSOR against loss or damage arising in connection with the construction of the improvements to the Lease Premises and the renovation, furnishing and equipping of the Leased Premises. The property damage insurance shall be in an amount covering at all times not less than the full replacement cost of the Leased Premises and its contents.

         (b) fire and extended coverage insurance insuring its interest in its improvements to the Leased Premises and any and all furniture, equipment, supplies, contents and other property owned, leased, held or possessed by the LESSEE and contained therein in an amount equal to the full insurable value of such improvements and property, as such may increase from time to time;

         (c) worker's compensation and employer's liability insurance required by applicable law; and

         (d) comprehensive liability coverage for bodily injury, death or damage to the property of third persons, occasioned by or arising out of or related to any construction work being done on the Leased Premises, or arising out of or related to the condition, use, or occupancy of the Leased Premises, or other portions of the RCBC Plaza Tenancy Areas or incidents caused by employees of the LESSEE in amounts not less Five Million Pesos (PHP 5,000,000.00) with respect to injuries to or death of any one person, Twenty Million Pesos (PHP 20,000,000.00) with respect to any one casualty or occurrence, and Five Million Pesos (PHP 5,000,000) with respect to any property damage.

                  The LESSEE shall ensure that the LESSOR shall be named as an additional insured party in the policies to be protected against all liability occasioned by any occurrence insured against. All insurance policies to be obtained by the LESSEE shall be written: (i) on an "occurrence" basis; (ii) as primary policy insurance and not contributing with or in excess of any coverage which the LESSOR or the Condominium Corporation may carry; (iii) in a form and substance acceptable to the LESSOR; and (iv) issued by insurance companies acceptable to the LESSOR. The LESSEE shall, within five (5) days from execution of the insurance policy, provide copies of the policies to the LESSOR together with proof of payment of the premiums therefor. No later than ten (10) days prior to the expiration date of an insurance policy, the LESSEE shall furnish the LESSOR a new or renewed insurance policy under the same or better conditions as the expired policy, together with proof of payment of the premiums therefor.

4.5      Hazardous Substances

         The LESSEE shall not cause or permit any Hazardous Materials (hereinafter defined) to be used, stored, transported, released, handled, produced or installed in, on or from the Leased Premises or the RCBC Plaza. The term "Hazardous Materials", as used herein, shall mean any flammables, explosives, radioactive materials, hazardous wastes, hazardous and toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material included in the definition of "hazardous substances", "hazard materials", "toxic substances", "contaminants" or any other pollutant, as may be provided by any law, ordinance, rule or regulation.

4.6      Signs

         The LESSEE shall obtain the written approval of the LESSOR prior to placing and maintaining, or causing or permitting to be placed and maintained, any sign, advertising matter or other thing of any kind in the Leased Premises or on the exterior or on any exterior door or windows of the Leased Premises. Unless the LESSOR otherwise specifically consents in writing, all exterior and elevator lobby signs of or pertaining to the LESSEE shall conform to uniform building sign specifications promulgated by the LESSOR.

                                    SECTION 5
                            ASSIGNMENT AND SUBLETTING

Neither this Lease Agreement nor any of the rights, title, interest and obligations of the LESSEE herein, shall be assigned, subleased, or otherwise transferred by the LESSEE, in whole or in part, without the prior written consent of the LESSOR.

Any material change in the ownership or voting control or in the nature of the business of the LESSEE shall be deemed an assignment of this Lease Agreement for which the prior written consent of the LESSOR must be obtained.

                                    SECTION 6
                                     DEFAULT

6.1 Each of the following constitutes an event of default of the LESSEE ("Event of Default"):

         (a) failure to pay the Rent and/or any of the fees, charges, dues, and other payments required of the LESSEE under this Lease Agreement or the House Rules on its due date;

         (b) failure to comply with any of the terms and conditions of this Lease Agreement;

         (c) misrepresentation or violation of any of its representations and warranties in this Lease Agreement;

         (d) commission of an act of insolvency, or filing of any petition or action for relief under any insolvency, bankruptcy, reorganization, suspension of payment or moratorium or similar law, or having such petition or action filed against it, or application with any court or agency for the appointment of a receiver or trustee to take possession of its properties, or inability or admission in writing of its inability to pay its debts as they fall due; and

         (e) abandonment of the Leased Premises. The LESSEE shall be considered to have abandoned the Leased Premises if the LESSEE is in arrears in the payment of monthly Rents or other accounts herein provided for a period of at least one (1) month, and the Leased Premises have been closed for business or remains unused for the same period without any notice of closure having been furnished to the LESSOR.

6.2      Consequences of Default

         (a) If an Event of Default shall have occurred, then at any time thereafter, the LESSOR may, by written notice to the LESSEE, declare the LESSEE in default and demand specific performance of the pertinent provision(s) of the Lease Agreement or declare this Lease Agreement terminated and without further force and effect, specifying therein the effective date of termination.

                  Upon such termination, the LESSEE shall vacate and deliver possession of the Leased Premises to the LESSOR in accordance with the terms of this Lease Agreement. The Security Deposit shall be forfeited in favor of the LESSOR. Moreover, the LESSOR shall be entitled to collect from the LESSEE, and the LESSEE shall continue to be liable for, the monthly Rent for the unexpired period of the Term. The monthly Rent shall be due to the LESSOR in addition to whatever damages, actual or consequential, that the LESSOR may incur or suffer arising from the termination of the Lease Agreement. In no case shall any amount due hereunder from the LESSEE be applied against the Security Deposit, it being understood that the entire amount thereof shall be forfeited in favor of the LESSOR.

                  Should the LESSEE refuse to vacate the Leased Premises, the LESSOR shall have the option to exercise its rights under
                  Section 8.2

                                    SECTION 7
                              PRETERMINATION EVENTS

7.1      Strikes and Lock Outs

         In the event that (i) a picket line is established in or outside the Leased Premises or in the vicinity thereof due to a labor dispute involving the LESSEE or arising in any way from the conduct of the LESSEE's business, (ii) an activity is performed therein which, in the judgment of the LESSOR, interferes with or affects the operations of the RCBC Plaza or the peaceful enjoyment and possession by other lessees or occupants of the RCBC Plaza, or (iii) any event, accident or cause beyond the control of the LESSEE continuously threatens the lives of the other tenants or occupants of the RCBC Plaza or their respective employees, guests, customers or clients and the security of the RCBC Plaza itself, then the LESSOR may, at its sole option, terminate the Lease Agreement by written notice to the LESSEE, provided that the LESSOR shall refund to the LESSEE the Security Deposit, less any amount that may be properly deducted therefrom in accordance with the terms of this Lease Agreement. However, the LESSOR shall be entitled to collect the Rents pertaining to the unexpired period of the Term.

         If the LESSOR shall not elect to terminate this Lease Agreement, it may, in its sole discretion and by written notice, require the LESSEE to pay for any additional cost which the LESSOR may incur in hiring additional security guards, maintaining the cleanliness of the RCBC Plaza or in contracting for such other services, including legal services, and other costs of suit, as may be required for the well-being, security and welfare of the other lessees and occupants of the RCBC Plaza.

7.2      Destruction of the Premises

         In case of damage to the Leased Premises by fire, earthquake, war or other unforeseen or unavoidable causes, the LESSEE shall immediately notify the LESSOR of such damage. The LESSOR shall cause the repair of the damage, provided that the LESSOR's responsibility shall be confined only to the restoration of the Leased Premises, excluding improvements or other properties introduced therein, to the same condition that they were in immediately preceding the damage. Within 60 days from the receipt of notice from the LESSEE of such damage, the LESSOR shall notify the LESSEE in writing of the period within which repairs to the Leased Premises are expected to be accomplished.

         If the Leased Premises, without regard to improvements introduced therein and as determined solely by the LESSOR, can be repaired within 270 days from commencement of repair works, then this Lease Agreement shall continue to be effective. However, the Rent due shall be proportionally reduced according to the remaining usable area of the Leased Premises. If, as determined by the LESSOR, the damage to the Leased Premises, without regard to the improvements or other properties introduced therein, cannot be repaired within 270 days from the commencement of repair works, then this Lease Contract may be terminated by either party upon 30-day written notice to the other party or the LESSOR may allow a proportionate reduction of the rent according to the remaining area of the Leased Premises.

7.3      Eminent Domain

         If the whole of the Lease Premises shall be taken or condemned in any eminent domain, condemnation, compulsory acquisition or like proceeding by any competent authority, this Lease Agreement shall terminate as of the date of such taking or condemnation. The LESSOR shall refund to the LESSEE the Security Deposit, less any amount that may be properly deducted therefrom in accordance with the terms of this Lease Agreement.

         If only part of the Leased Premises or the RCBC Plaza Tenancy Areas shall be taken or condemned in any eminent domain, condemnation, compulsory acquisition or like proceeding, by any competent authority for any public or quasi-public use or purpose, then this Lease Agreement shall continue to be effective, subject to the proportionate reduction of the Rent due. In either of the foregoing events, the LESSEE shall not have any right or claim to any part of the compensation or award granted or to be granted to the LESSOR as consideration for such taking.

         However, provided that the compensation to be received by the LESSOR shall not be reduced thereby, nothing contained herein shall preclude the LESSEE from claiming, proving and receiving from the condemning authority a separate award for the value of any of the LESSEE's property taken by the condemning authority which the LESSEE could have rightfully removed from the Leased Premises hereunder.

7.4      Interruption of Service(s)

         In the event of interruption of services directly resulting from the LESSORS actions rendering all or a portion of the Leased Premises untenantable, Lessee shall have the following remedies: (1) proportionate abatement of rent if the services are interrupted for more than three (3) working days, and (2) the right to terminate the lease without penalty, if services are interrupted for more than thirty
         (30) days, provided that such interruption of services is due to no fault of Lessee, and Lessor is given a reasonable period of time to remedy the interruption of services.

                                    SECTION 8
                          RETURN OF THE LEASED PREMISES

8.1      Surrender of Leased Premises

         Upon the termination of this Lease Agreement, the LESSEE shall immediately vacate the Leased Premises and return possession thereof to the LESSOR devoid of occupants, furniture articles or effects of any kind other then alteration/improvements. In the event that the Leased Premises is determined by the LESSOR not to be in good and tenantable condition (ordinary wear and tear excluded) upon its return, the LESSEE shall continue paying the monthly Rent at the Hold-Over Rate up to the time the Leased Premises have been restored in good and tenantable condition and turned over to the LESSOR. Nothing herein will prevent the LESSOR from entering the Leased Premises or otherwise enforcing its rights of ownership under applicable law.

8.2      Failure to Surrender the Leased Premises

         Should the LESSEE fail or refuse to vacate the Leased Premises, the LESSOR shall have the right to eject the LESSEE therefrom, recover all amounts due as Rent with interest, together with judicial costs and attorney's fees, and cause the discontinuance of the supply of utilities and services to the Leased Premises. Should the LESSEE continue in possession of the Leased Premises beyond the Term of the Lease Agreement or the effective date of termination, the monthly rent payable by the LESSEE shall be at a hold-over rate equal to twice the then current monthly Rent ("Hold-Over Rent") for every month of the hold-over period. All other terms and conditions of this Lease Agreement shall continue in force during the holdover period. For the avoidance of doubt, the exercise by the LESSOR of its hold-over rights shall not be interpreted as a grant or permission to the LESSEE to continue in possession of the Leased Premises beyond the term of the Lease Agreement.

         The LESSOR shall also have the power and authority to padlock the Leased Premises and prevent the LESSEE and/or any of its employees, agents, and guests from entering and using the Leased Premises until all the outstanding accounts of the LESSEE shall have been paid in full. The LESSOR shall have the right and authority to open and enter the Leased Premises, take inventory of any and all furniture, effects, materials and other properties found therein or in the RCBC Plaza but pertaining to the Leased Premises, remove the same from the Leased Premises, and place them in storage. The LESSOR shall have the right to retain by way of pledge, and store, any piece of furniture, fixture, equipment, material or other personal property found in the Leased Premises or the RCBC Plaza until full settlement of the LESSEE's obligations. In such event, the LESSEE hereby waives any and all rights and causes of action against the LESSOR for any damage and depreciation upon said properties. The LESSEE shall be charged and undertakes to pay storage fees in accordance with actual warehouse billings.

         One month after the removal of the LESSEE's properties from the Leased Premises, if the LESSEE's account remains outstanding, the LESSOR shall have the option to dispose of such furniture, effects, and other properties in accordance with Article 2112 of the Civil Code. In the event that the LESSOR does not avail of this option, the LESSOR shall release the said properties to the LESSEE only when the overdue obligations shall have been fully paid.

         The foregoing notwithstanding, the LESSOR shall likewise have the right to exercise all other legal rights and remedies which may now or hereafter be available it under this Lease Agreement or under any applicable law.

                                    SECTION 9
                  REPRESENTATIONS AND WARRANTIES OF THE LESSEE

The LESSEE hereby represents and warrants to the LESSOR that:

(a) The LESSEE is a corporation duly organized, validly existing and in good standing under the laws of the Republic of the Philippines and has the requisite corporate power and authority to enter into this Lease Agreement and to carry out its obligations hereunder.

(b) All the necessary corporate or legal actions for the execution, delivery and performance of this Lease Agreement as contemplated hereunder have been duly taken and this Lease Agreement constitutes legal, valid and binding obligations of the LESSEE, enforceable against it in accordance with the terms hereof. No consents or approvals are required to be obtained from, or filings or registrations made with, any governmental body or agency, or any other third party for the due execution and performance by the LESSEE of its obligations under this Lease Agreement.

(c) The execution, delivery and performance by the LESSEE of this Lease Agreement do not and will not: (i) violate in any respect the provision of, or result in the breach of, or constitute a default under [1] the organization documents of the LESSEE or [2] any agreement, contract, undertaking or instrument to which the LESSEE is a party or which is binding upon the LESSEE or any of its properties or assets; or (ii) constitute a violation of any statute, rule or regulation, order, judgment or decree of any court, administrative body or authority applicable to the LESSEE.

                                   SECTION 10
                            MISCELLANEOUS PROVISIONS

10.1     Force Majeure

         the LESSOR shall be excused for the period of any delay and shall not be deemed in default with respect to the performance of any of the terms, covenants, and conditions of this Lease Agreement when prevented from so doing by causes beyond the LESSOR's control, which shall include, but not be limited to, all labor disputes, governmental regulations or controls, fire or other casualty, inability to obtain any material or services, or acts of God. However, said events shall in no case justify the suspension of the payment by the LESSEE of the monthly Rents or the reduction thereof.

10.2     Right to Relocate

         For lessees who occupy less than 300 rentable square meters, the LESSOR reserves the right, at any time during the term of the lease, to relocate the lessee within the building. The LESSOR shall deliver a written notice to the LESSEE of the LESSOR's decision to relocate the LESSEE, together with a proposal for the area to which the LESSEE shall be relocated, provided that such proposed area shall be substantially similar in terms of the location and view of, or shall constitute an improvement of, the original Leased Premises. Should the LESSOR exercise its right to relocate the LESSEE under this Section then (i) the reasonable expenses of said relocation or of any necessary renovation or alteration, as calculated by the LESSOR and the LESSEE in their respective reasonable judgment prior to any relocation, shall be paid by the LESSOR (including the actual, reasonable costs of replacing office materials such as letterhead with materials of similar quality and quantity) and (ii) following such relocation, the substituted space shall, for all purposes thereafter, constitute the Leased Premises, and all the terms and conditions of the original lease shall apply with full force and effect to the Leased Premises as so relocated. The LESSEE agrees to promptly execute and deliver to the LESSOR any lease amendment or other such document appropriate to reflect the changes in the lease described or contemplated above.

         If the LESSEE has not relocated its premises within sixty (60) days after it received the notice of relocation, the LESSOR shall have the right to terminate this Lease Agreement by giving written notice of termination at least ten (10) days from the effective date of termination.

10.3     Indemnification

         Notwithstanding any applicable insurance that the LESSEE may have, the LESSEE shall indemnify, protect, defend and save free and harmless the LESSOR, its officers, directors, shareholders, agents and employees against any and all liabilities, claims, suits, demands, damages, judgments, costs, fines, penalties, interest and expenses (including all professional fees and expenses thereof) which the LESSOR, its officers, directors, shareholders, agents or employees may suffer or be made liable for arising out of or in connection with (i) the possession and use of the Leased Premises by the LESSEE, its employees and agents, or other persons gaining access to the Leased Premises and/or the RCBC Plaza on account of the LESSEE; (ii) any loss, injury, damage, death occurring in or about the Leased Premises due to the fault or negligence of the LESSEE; (iii) any work, installation or thing whatsoever done or omitted to be done in or about or due to the Leased Premises by the LESSEE, its employees, contractors and agents, or other persons gaining access to the Leased Premises and/or RCBC Plaza on account of the LESSEE; (iv) any breach or violation by the LESSEE of the stipulations of this Lease Agreement, the Master Deed or the House Rules; and (v) all other acts and omissions done by the LESSEE, its employees or agents, or any other persons gaining access to the Leased Premises and/or the RCBC Plaza on account of the LESSEE.

10.4     Limitation of Liability

         The LESSOR, its officers, directors, stockholders, agents or employees shall not be liable for any death, injury or damage which may be caused to the person or property of the LESSEE, its employees and agents, or other persons gaining access to the Leased Premises and/or the RCBC Plaza while visiting or doing business in any part of the Leased Premises due to (i) causes solely attributable to the fault or negligence of the LESSEE, its employees and agents, or other persons gaining access to the Leased Premises and/or the RCBC Plaza, (ii) robbery or theft, fire, earthquake, war, strike, any act of violence or other unforeseen or unavoidable causes beyond the control of the LESSOR, (iii) fire, explosion, falling debris, steam, smoke, gas, electricity, water or other leaks from any part of the RCBC Plaza Tenancy Areas and/or the RCBC Plaza, or from pipes or plumbing and other infrastructure works done or being done in or about the RCBC Plaza unless due to the gross negligence or willful misconduct of the LESSOR, and (iv) public or quasi-public works. Neither shall the LESSOR, its officers, directors, stockholders, agents or employees be liable for any inconvenience or delay suffered or may be suffered by the LESSEE, its employees and agents, or other persons gaining access to the Leased Premises and/or RCBC Plaza for the failure of the LESSOR to supply security, maintenance, elevator, plumbing, air-conditioning and other common or similar services.

         In the event the LESSOR is in any way determined [by final judgment] to be liable for any injury, death or damage to persons or property (including without limitation, loss arising from or in any way connected with any negligent or reckless act or omission of the LESSOR or any fraudulent, negligent, reckless or willful act or omission of any of its directors, officers, employees, agents or contractors, whether or not the possibility could have been foreseen by the LESSOR), the maximum amount payable by the LESSOR shall be limited to actual damages but in no event shall the LESSOR be liable beyond the net amount recovered under its insurance policies or the person responsible for such injury, death or damage. The foregoing notwithstanding, the LESSOR, its directors, officers, stockholders, employees or agents shall have no personal liability to any person for any special, indirect or consequential loss, damage, cost, expense, liability or claim suffered or incurred by such persons

10.5     Confidentiality

         Each party agrees that, except as required by law, the terms and conditions of this Lease Agreement, all information and documents (whether financial, technical or otherwise) obtained by it or its agents from the other party which are not generally publicly available or which are intended exclusively for the knowledge or use of the Receiving Party, shall be kept confidential and not disclosed to any other person or entity without the prior written approval of the other party.

         The obligations of the Receiving Party under this Section shall survive the termination of this Lease Agreement.

10.6     Subordination of Lease Agreement

         (a) The LESSEE confirms and acknowledges that this Lease Agreement and all of the LESSEE's rights herein are and shall be subject and subordinate to (i) any and all legal and/or contractual restrictions or easements that may attach to the RCBC Plaza or the land on which the RCBC Plaza is located; (ii) the Master Deed, as this may be amended from time to time, and any and all house rules and regulations now or hereafter affecting the RCBC Plaza Tenancy Areas, its surrounding areas, and the Leased Premises; and (iii) any mortgage, lien or encumbrance now or hereafter affecting the RCBC Plaza, the land on which the RCBC Plaza Tenancy Area stands, and the Leased Premises, which the LESSOR may grant at its sole discretion in the course of its business.

         (b) The LESSEE hereby confirms and agrees that the mortgagee or holder of a security interest over the RCBC Plaza, the land on which the RCBC Plaza Tenancy Area stands or the Leased Premises shall not be deemed substituted to any of the rights, privileges, liabilities or obligations of the LESSOR under this Lease Agreement or for any obligations not otherwise expressed in this Lease Agreement until such time as the mortgagee, its agent or its successor-in-interest takes control over the Leased Premises.

         (c) The LESSEE confirms and agrees that neither the cancellation nor termination of any foreclosure of mortgage nor the institution of any suit, action, summary or other proceeding against the LESSOR shall result in the cancellation or termination of this Lease Agreement, unless the mortgagee shall elect otherwise in the case of a foreclosure of the mortgage.

         (d) If a mortgagee or prospective mortgagee shall request modifications to this Lease, the LESSEE shall not unreasonably withhold, delay or defer its consent thereto, on the understanding that such modifications do not impose materially onerous obligations on the LESSEE.

10.7     Non-Waiver of Rights

         No failure on the part of any party to this Lease Agreement to exercise, and no delay on its part in exercising, any right or remedy under this Lease Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights provided in this Lease Agreement are cumulative and not exclusive of any rights or remedies provided by law.

10.8     Notarial and Registration Expenses

         Expenses for the notarization of this Lease Agreement shall be for the account of the LESSOR. Should either party opt for registration of the Lease Agreement, such Party shall shoulder all taxes, fees and other costs of registration.

10.9     Severability

         The illegality, invalidity or unenforceability of any provision of this Lease Agreement under the law of any jurisdiction shall not affect its legality, validity or enforceability under the law of any other jurisdiction nor the legality, validity or enforceability of any other provision. any provision of this Lease Agreement held illegal, invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held illegal, invalid or unenforceable.

10.10    Entire Agreement

         This Lease Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding all prior agreements, oral or written. It shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Lease Agreement may be amended, superseded, or cancelled, and the terms hereof may be waived only by a written instrument signed by the parties, or in case of a waiver, by the party waiving compliance.

10.11    Liens

         No work performed by the LESSEE in the Leased Premises, whether pursuant to this Lease Agreement or otherwise, whether in the nature of erection, construction, alteration, addition, improvement, remodeling or repair, shall be deemed to be for the immediate use and benefit of the LESSOR, and no mechanic`s or materialman's lien shall be allowed against the LESSOR by reason of any consent given by the LESSOR to the LESSEE to improve the Leased Premises. The LESSEE shall pay promptly all persons furnishing labor or materials with respect to any work performed for the LESSEE or its contractor on or about the Leased Premises. The LESSEE undertakes to promptly pay or in any other manner discharge any such mechanic`s, materialman's or similar lien on the Leased Premises and/or the RCBC Plaza for work or materials claimed to have been furnished to the LESSEE, within 10 days following notice or knowledge thereof.

10.12    Notices

         All instructions, notices, requests and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been fully given on the date of actual receipt if delivered personally, or on the date sent by registered mail, confirmed fax or through a reputable courier service to the authorized representatives of the LESSOR and the LESSEE:

         LESSOR:  RCBC Realty Corp            LESSEE: Access Worldwide (AWWC)
                                                      Philippines Inc.
         Address: 3rd flr., Grepalife Bldg.,  Address: 18th Yuchengco Tower,
                                              RCBC Plaza
         Sen. G. Puyat Ave., Makati City      Sen. G. Puyat Ave. cor. Ayala Ave.
         Tel. No: 8448605                     Tel. No.:
         Fax No.:                             Fax No.:
         Attention: Perry Y. Uy               Attention: Edmund Mallari

         The LESSOR and the LESSEE may change their authorized representatives and their mailing addresses and other details herein by written notice to the other party hereto.

10.13. Venue

         Without to prejudice to the arbitration provision of this Agreement, any action under this Lease Agreement must be brought before the proper court of the City of Makati, Philippines. In case of any judicial recourse, the prevailing party shall be entitled to recover from the losing party its reasonable attorney's fees and legal costs in connection with the suit.

10.14 Arbitration

         Any dispute, controversy or claim arising out of or relating to this Lease Agreement shall be settled by arbitration if any such dispute, controversy or claim cannot be settled within thirty (30) days by amicable discussions of the parties, such dispute shall be referred to arbitration in accordance with Republic Act No. 876,as amended. There shall be three (3) arbitrators--each party shall be designating their respective nominee, and the third arbitrator shall be mutually agreed upon by the two arbitrators designated by each of the parties. The arbitration shall be conducted in the Philippines and the language of arbitration shall be English. The arbitration proceedings, including the making of the award of arbitrators, shall be final and binding upon the Parties.

         The arbitral award shall be in writing and, unless the parties agree otherwise, shall state the reasons upon which it is based. The award may include an award of costs, including reasonable attorney's fees and disbursements. Judgment upon the award may be entered by any court of competent jurisdiction.

10.15    Governing Law

         This Lease Agreement shall be governed by and construed in accordance with Philippine law.

                            [SIGNATURE PAGE FOLLOWS]

                   [SIGNATURE PAGE RCBC -AWWC LEASE AGREEMENT]

         IN WITNESS WHEREOF, the parties have duly executed this Lease
Agreement.


RCBC REALTY CORPORATION                     ACCESS WORLDWIDE (AWWC)
                                            PHILIPPINES INC.
Lessor                                      Lessee


By                                          By
   -------------------                         --------------------
   PERRY Y. UY                                 Georges Andre

                                     WITNESS

   -------------------                         --------------------
   Paul Harmston

                                 ACKNOWLEDGMENT

REPUBLIC OF THE PHILIPPINES)
CITY OF                    )

         BEFORE ME, a Notary Public, at the above-stated locality, on this [ ] day of [ ], personally appeared:

Name                                 Community Tax             Date/Place Issued
                                     Certificate.

Perry Y. Uy in his
capacity as President of
RCBC Realty Corporation

Georges Andre in his
capacity as President and CEO
of Access Worldwide (AWWC) Philippines, Inc.

known to me and to me known to be the same persons who executed the foregoing instrument, and who acknowledge the same to be their free and voluntary act and deed, and the free and voluntary act and deed of the corporations they respectively represent.

Said instrument refers to a Lease Agreement involving a condominium unit/s in the RCBC Plaza Condominium Project located at 18th floor Yuchengco Tower, and consists of 24 pages, including this page wherein this Acknowledgment is written, signed by the parties and their witnesses on each and every page, and sealed with my notarial seal.

Doc. No. ______;
Page No. ______;
Book No. ______;
Series of 2006.